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                                                                EXHIBIT 10.18(3)


                        TERMINATION OF LICENSE AGREEMENT
                        --------------------------------

          THIS TERMINATION OF LICENSE AGREEMENT (the "Agreement") is entered into as of May 14, 1996 by and between ISLANDS RESTAURANTS, L.P., a Delaware limited partnership (the successor to the License Agreement, as defined below, by assignment from Seneca Partners, Inc., a California corporation, formerly known as Islands Restaurants) ("Licensor"), and ISLANDS RESTAURANTS, INC., a Delaware corporation (formerly known as Big Wave, Inc.) ("Licensee").

                               R E C I T A L S :
                               ----------------

          A. Pursuant to that certain Amended and Restated Area Development and License Agreement entered into on December 16, 1993, which is currently by and between Licensor and Licensee (the "License Agreement"), Licensor granted to Licensee, among other things, an exclusive license (subject to certain reserved rights retained by Licensor) to use certain Marks (as defined in the License Agreement) and to establish and operate restaurants under the trade name "Islands" or utilizing the Islands concept anywhere in the world.

          B. Licensor and Licensee now desire to terminate the License Agreement in connection with certain transactions by and between Licensee and certain affiliates of Licensor as more fully set forth in that certain Partnership Interest Purchase Agreement dated as of March 18, 1996, by and between Licensee and Islands CA/AZ Holdings LP, a Delaware limited partnership, and that certain Asset Purchase Agreement dated as of March 18, 1996, by and between Licensee and Islands Florida LP, a Delaware limited partnership.

          NOW, THEREFORE, in consideration of the preceding recitals and the promises, agreements and covenants set forth below, Licensor and Licensee agree as follows:

                              A G R E E M E N T :
                              ------------------

          1.  Termination of License Agreement.  Licensor and Licensee hereby
              --------------------------------
mutually agree that the License Agreement and all of the provisions thereof shall terminate as of the date hereof. Further, Licensee acknowledges its duties and obligations upon the termination of the License Agreement as set forth in Section 12.5 therein; provided, however, that Licensor hereby agrees
                               --------  -------
not to exercise its demand rights as set forth in Section 12.5(c) of the License Agreement.

          2.  Payment of License Fees.  In accordance with Section 12.5(a) of
              -----------------------
the License Agreement, Licensee shall deliver, within three (3) business days of the date of this Agreement, all License Fees and other amounts due and owing Licensor under the License Agreement through the date of this Agreement which shall be accompanied by a report of Gross Sales for each Restaurant for the period of April 30, 1996 up to the date of this Agreement, certified by the chief financial or accounting officer of Licensee.
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          IN WITNESS THEREOF, the parties hereto have executed this Agreement as of the date first above written.

     "LICENSOR"               ISLANDS RESTAURANTS, L.P., a Delaware limited
                              partnership

                              By:  Seneca Partners, Inc., a Delaware corporation
                                   Its:  Sole General Partner

                                   By: /s/ JOHN P. WAGNER
                                       -------------------------------------
                                       Name:   John P. Wagner
                                       Title:  Vice President, Secretary and
                                               Treasurer

     "MANAGER"                ISLANDS RESTAURANTS, INC., a Delaware corporation

                              By: /s/ WILLIAM R. KUNTZ, JR.
                                  -----------------------------
                                  Name:   William R. Kuntz, Jr.
                                  Title:  Vice President


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